SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)--April 26, 2001

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center
	500 Grant Street	15258
	Pittsburgh, Pennsylvania	(Zip code)
(Address of principal executive offices)

Registrant's telephone number, including area code--(412) 234-5000

ITEM 5.	OTHER EVENTS

The information contained in the press release filed herewith as Exhibit 99.1 is incorporated in this Item 5 by reference.

ITEM 7	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
Number

99.1	Press release filed herewith

99.2	Information disclosed pursuant to Regulation FD (17 CFR 243.100-243.103) furnished herewith

ITEM 9.	REGULATION FD DISCLOSURE

The Registrant elects to disclose under this Item 9 pursuant to Regulation FD (17 CFR 243.100-243.103) the information contained in Exhibit 99.2 furnished herewith, which information is incorporated in this Item 9 by reference. Such information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by the Registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: April 26, 2001	By: /s/ STEVEN G. ELLIOTT
Steven G. Elliott
Senior Vice Chairman and Chief
Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated April 26, 2001	Filed herewith
99.2	Information disclosed pursuant to Regulation FD (17 CFR 243.100-243.103)	Furnished herewith